CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES
NOTE 15—CONTINGENCIES
In the ordinary course of business, the Company is subject to various lawsuits and other contingent matters. The Company establishes accruals for specific legal and other matters when it determines that the likelihood of an unfavorable outcome is probable and the loss is reasonably estimable. Management has also identified certain legal and other matters where it believes an unfavorable outcome is not probable and, therefore, no accrual is established. Although management currently believes that resolving claims against the Company, including claims where an unfavorable outcome is reasonably possible, and for which the Company cannot estimate a loss or range of loss, will not have a material impact on the liquidity, results of operations or financial condition of the Company, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future. The Company also evaluates other contingent matters, including unrecognized tax benefits and non-income tax contingencies, to assess the likelihood of an unfavorable outcome and estimated extent of potential loss. It is possible that an unfavorable outcome of one or more of these lawsuits or other contingencies could have a material impact on the liquidity, results of operations and/or financial condition of the Company. See “Note 12—Income Taxes” for information related to unrecognized tax benefits.
On October 24, 2025, the Company received an adverse jury verdict in a lawsuit related to the allocation of a gain recorded in 2015 related to a real estate transaction. The original net gain was $34.3 million and was initially recorded as a non-operating gain in “Other income (expense), net.” The proceeds have been held in escrow since the transaction occurred in 2015; the escrow amount, including accumulated interest, was $38.0 million as of September 30, 2025. At September 30, 2025, the estimated maximum amount payable to the plaintiff was $32.6 million, which included one-half of the gain and statutory prejudgment interest and was recorded as a non-operating loss in “Other (expense) income, net” and a reduction in the escrow receivable. On November 25, 2025, the court ruled that under the circumstances the plaintiffs are not entitled to statutory prejudgment interest, which ruling resulted in a reduction of the amount due to the plaintiffs to $19.2 million. During the fourth quarter of 2025, the non-operating loss of $32.6 million recorded in the third quarter of 2025 was adjusted downward by $13.4 million with a corresponding increase in the escrow receivable. At December 31, 2025, the total amount of the escrow was $38.3 million and the portion allocable to the plaintiffs was $19.3 million.